UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 11, 2020

CRAWFORD & COMPANY

(Exact name of registrant as specified in its charter)

Georgia	1-10356	58-0506554
(State or other jurisdiction	(Commission File Number)	(IRS employer
of incorporation)		Identification No.)

5335 Triangle Parkway, Peachtree Corners, Georgia	30092
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(404) 300-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock — $1.00 Par Value	CRD-A	New York Stock Exchange, Inc.
Class B Common Stock — $1.00 Par Value	CRD-B	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2020, the Board of Directors of Crawford & Company (the “Company”) unanimously appointed Dame Inga Beale, age 56, as an independent Director of the Company. Ms. Beale is the former CEO of Lloyd's of London, a post she held for five years before stepping down in 2018.

Ms. Beale’s term will expire at the Company’s 2020 Annual Meeting of Stockholders, at which time she will stand for re-election to the Board by the Company’s shareholders. Committee assignments for Ms. Beale have not been determined as of the filing of this Form 8-K. As a director, Ms. Beale is entitled to receive standard compensation applicable to non-employee directors of the Company, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 9, 2019 under the caption “Director Compensation,” which portion of such proxy statement is incorporated herein by reference. Ms. Beale’s annual director compensation for 2020, including an initial equity grant upon her appointment, will be pro-rated to reflect her partial term during the 2020 calendar year.

There are no arrangements or understandings between Ms. Beale and any other persons pursuant to which Ms. Beale was named a director of the Company. There have been no transactions since the beginning of the Company’s last fiscal year, and there are no currently proposed transactions, in which the Company was or is to be a participant and in which Ms. Beale or any member of her immediate family had or will have any interest, that are required to be reported under Item 404(a) of Regulation S-K.

The Company issued a press release announcing this appointment on February 17, 2020. A copy of this press release is attached as Exhibit 99.1 hereto, and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Exhibits. The following exhibit is filed with this Report:

Exhibit No.	Description

99.1	Press Release dated February 17, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY

By:	/s/ Joseph O. Blanco
Name: Joseph O. Blanco
Title: EVP, General Counsel and
Corporate Secretary

Date: February 18, 2020

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